                         SIXTH AMENDMENT TO CREDIT AGREEMENT


     THIS SIXTH AMENDMENT (this "AMENDMENT"), to the Credit Agreement dated as of October 23, 1996, among CENTRAL PRODUCTS COMPANY, a Delaware corporation ("CENTRAL"), SPINNAKER COATING, INC., a Delaware corporation formerly known as Brown-Bridge Industries, Inc. ("COATING"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM"), ENTOLETER, INC., a Delaware corporation ("ENTOLETER" and, together with Central, Coating and SCM, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR"), each of the financial institutions from time to time parties thereto, as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders, TRANSAMERICA BUSINESS CREDIT CORPORATION, as collateral agent (in such capacity, the "COLLATERAL AGENT"), and BANKERS TRUST COMPANY, as issuing bank (the "ISSUING BANK"), is made as of March 17, 1998 among the Borrowers, the Guarantor, the Agent, the Collateral Agent, the Issuing Bank and the Lenders.


                                W I T N E S S E T H :


     WHEREAS, the Borrowers, the Guarantor, the Lenders, the Agent, the Collateral Agent and the Issuing Bank are parties to the Credit Agreement, dated as of October 23, 1996 (as amended by the First Amendment dated as of December 31, 1996, the Second Amendment dated as of March 31, 1997, the Third Amendment dated as of September 30, 1997, the Fourth Amendment dated as of December 31, 1997 and the Fifth Amendment dated as of even date herewith and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Borrowers and the Guarantor have requested that the Lenders agree to amend the Credit Agreement to increase the amount of Capital Expenditures permitted under 7.2(r) thereof; and

     WHEREAS, the Lenders are agreeable to such amendments, but only on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Effective as of December 31, 1997, but subject to the satisfaction of the condition precedent set forth in
Section 2, clause (i) of Section 7.2(r) of the Credit Agreement is amended by deleting "July 1, 1997 through December 31, 1997 $4,000,000
for each six month period thereafter              $5,000,000."

     and substituting therefor the following:

     "July 1, 1997 through December 31, 1997    $5,500,000
      January 1, 1998 through June 30, 1998     $6,000,000
      July 1, 1998 through December 31, 1998    $6,000,000
      For each six month period thereafter      $5,000,000."

     SECTION 2. CONDITION PRECEDENT This Amendment shall become effective upon the Agent's receipt of this Amendment, duly executed by each Borrower, the Guarantor (collectively, the "CREDIT PARTIES"), the Issuing Bank, the Agent, the Collateral Agent and the Lenders.

     SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

     (d) This Amendment shall be deemed to be a Credit Document for all purposes.

     SECTION 4. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     SECTION 5. EXPENSES. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Collateral Agent in connection with the transaction contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

     SECTION 6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).


                     [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        BORROWERS

                                        CENTRAL PRODUCTS COMPANY



                                        By:  /s/ Mark R. Matteson
                                            ------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President

                                        SPINNAKER COATING, INC.,
                                        formerly known as
                                        BROWN-BRIDGE INDUSTRIES, INC.



                                        By:  /s/ Mark R. Matteson
                                            ------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President

                                        ENTOLETER, INC.



                                        By:  /s/ Mark R. Matteson
                                            ------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President

                                        SPINNAKER COATING-MAINE, INC.



                                        By:  /s/ Mark R. Matteson
                                            ------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President

                                        GUARANTOR

                                        SPINNAKER INDUSTRIES, INC.



                                        By:  /s/ Mark R. Matteson
                                            ------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President,
                                                   Corporate Development

                         [Signature page to Sixth Amendment]

                                        AGENT

                                        BT COMMERCIAL CORPORATION, as Agent



                                        By:  /s/ Stephen R. Lapidus
                                            ------------------------------
                                            Name:  Stephen R. Lapidus
                                            Title: Associate

                                        COLLATERAL AGENT

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION, as Collateral Agent



                                        By:  /s/ Robert Heinz
                                            ------------------------------
                                            Name:  Robert Heinz
                                            Title: Senior Vice President

                                        ISSUING BANK

                                        BANKERS TRUST COMPANY, as Issuing
                                        Bank



                                        By:  /s/ Stephen R. Lapidus
                                            ------------------------------
                                            Name:  Stephen R. Lapidus
                                            Title: Associate

                                        LENDERS

                                        BT COMMERCIAL CORPORATION



                                        By:  /s/ Stephen R. Lapidus
                                            ------------------------------
                                            Name:  Stephen R. Lapidus
                                            Title: Associate

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION



                                        By:  /s/ Robert Heinz
                                            ------------------------------
                                            Name:  Robert Heinz
                                            Title: Senior Vice President

                         [Signature page to Sixth Amendment]